Exhibit 10.15

THIRD AMENDMENT TO MASTER LEASE

This THIRD AMENDMENT TO MASTER LEASE (the “Amendment”) is dated as of February 26, 2018 by and among VTR Hillcrest MC Tulsa, LLC, VTR Hillcrest HS Tulsa, LLC, VTR Bailey MC, LLC, VTR Heart Hospital, LLC, VTR Lovelace WH, LLC, VTR Lovelace Westside, LLC, VTR Lovelace Roswell, LLC, VTR Lovelace MC & Rehab, LLC, VTR Hillcrest Claremore, LLC and VTR Baptist SA, LLC, each a Delaware limited liability company (individually and collectively, “Landlord”); the entities listed on Schedule 1 attached hereto (individually and collectively, “Tenant”); and ARDENT HEALTH PARTNERS, LLC, a Delaware limited liability company, f/k/a EGI-AM Holdings, L.L.C., ARDENT LEGACY HOLDINGS, LLC, a Delaware limited liability company, AHS LEGACY OPERATIONS, LLC, a Delaware limited liability company, AHP HEALTH PARTNERS, LLC, a Delaware limited liability company, f/k/a AHP Health Partners, Inc. and ARDENT LEGACY ACQUISITIONS, INC., a Delaware corporation (individually and collectively, “Guarantor”).

R E C I T A L S

A. Landlord and Tenant are parties to that certain Master Lease, dated as of August 4, 2015, as amended by that certain First Amendment to Master Lease, dated as of March 6, 2017 and that Second Amendment to Master Lease, dated as of March 13, 2017 (as amended, the “Master Lease”), pursuant to which, among other things, Landlord leases to Tenant the “Premises” described therein. Initially capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Master Lease.

B. Pursuant to that certain Guaranty of Master Lease, dated as of August 4, 2015 (as amended, the “Guaranty”), Guarantor, among other things, guaranteed to Landlord the performance by Tenant of its obligations under the Master Lease.

C. In connection with the Specified Acquisitions (as defined below), Tenant and Guarantor have requested that Landlord agree to amend the Master Lease.

D. In accordance with the terms and conditions set forth in this Amendment, Landlord is willing to consent to such amendment.

E. In connection therewith, each of the entities comprising Guarantor has agreed to reaffirm to Landlord its respective obligations under the Guaranty notwithstanding the modification of the Master Lease set forth in this Amendment.

A G R E E M E N T

NOW, THEREFORE, taking into account the foregoing Recitals, and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Modifications to Master Lease.

(a) The definition of Consolidated EBITDAR in Exhibit A of the Master Lease is hereby deleted in its entirety and the following is inserted in lieu thereof:

“Consolidated EBITDAR” shall mean, for any period (without duplication), for any Person and, if applicable, its Consolidated Subsidiaries, an amount equal to Consolidated Net Income for such Person(s) for such period, plus, to the extent deducted in calculating Consolidated Net Income for such period, (a) (i) Consolidated Interest Expenses of such Person(s) for such period, (ii) the amount of federal, state, local and foreign income taxes paid or payable by such Person(s) for such period, (iii) the amount of depreciation and amortization expense accounted for by such Person(s) for such period, (iv) Rent Expense (but, for purposes of calculating the Portfolio Coverage Ratio only, Rent Expense shall include only Minimum Rent) incurred by such Person(s) for such period, (v) any non-recurring or extraordinary fees, charges and cash expenses made or incurred by such Person(s) in connection with the transactions contemplated by the Master Lease, (vi) without duplication of any items added back pursuant to clause (xii) below, any non-recurring fees, charges and cash expenses made or incurred in connection with acquisitions and dispositions (consummated or not) in an amount that does not exceed $5,000,000 in any rolling 12-month period and, with respect to any amount in excess of such $5,000,000, as is reasonably acceptable to Ventas and in such amount as is reasonably acceptable to Ventas, (vii) any non-cash impairment charges incurred by such Person(s) for such period (except to the extent that such charges relate to a cash payment in a future period), (viii) any other non-cash charges incurred by such Person(s) for such period (except to the extent that such charges relate to a cash payment in a future period) as are reasonably acceptable to Ventas and in such amounts as are reasonably acceptable to Ventas, (ix) expenses and charges related to prior periods, (x) non-recurring extraordinary cash expenses in respect of severance payments and other costs associated with any restructuring of Tenant, (xi) only with respect to Consolidated EBITDAR accrued during the fiscal years 2017, 2018 and 2019 operating and capital expenditures in respect of the IT conversion, (xii) any non-recurring fees, charges and cash expenses made or incurred in connection with (A) the Transaction (as defined in that certain Amendment to Master Lease and Guaranty Of Master Lease, dated as of March 13, 2017, herein referred to as the “Master Lease Amendment”) and (B) the Specified Acquisitions (including, without limitations, costs, fees, expenses and charges incurred in connection with entering into Amendment No. 3 to the Lease, any amendments to the Closing Date Credit Agreements entered into in connection with the Specified Acquisitions and any additional Indebtedness incurred to finance any of the Specified Acquisitions), (xiii) any fees and expenses and non-cash mark-to-market losses relating to any Swap Contracts, (xiv) without duplication, the amount of any factually supportable “run rate” cost savings, operating expense reductions and synergies projected by Tenant reasonably and in good faith to be realized as a result of the Acquisition (which cost savings, operating expense reductions and synergies shall be added to Consolidated EBITDAR until fully realized and calculated on a Pro Forma Basis as though such cost savings, operating expense reductions and synergies had been realized on the first day of the relevant period), net of the amount of actual benefits realized from such actions; provided that such cost savings, operating expense reductions, operating enhancements, other operating improvements and synergies are reasonably identifiable and factually supportable; provided that the amounts increasing Consolidated EBITDAR pursuant to this clause (xiv) shall not exceed (x) $20 million for any period up to the first anniversary of the Closing Date, (y) $10 million for any period following the first anniversary of the Closing Date and up to the second anniversary of the Closing Date and (z) $0 for any period following the second anniversary of the Closing Date, and (xv) without duplication, the amount of any factually supportable “run rate” cost savings, operating expense reductions and synergies projected by Tenant reasonably and in good faith to be realized as a result of the Specified Acquisitions (which cost savings, operating expense reductions and synergies shall be added to Consolidated EBITDAR until fully realized and calculated on a Pro Forma Basis as though such cost savings, operating expense reductions and synergies had been realized on the first day of the relevant period), net of the amount of actual benefits realized from such actions; provided that such cost savings, operating expense reductions, operating enhancements, other operating improvements and synergies are reasonably identifiable and factually supportable; provided that the amounts increasing Consolidated EBITDAR pursuant to this clause (xv) shall not exceed (x) $50,000,000 in the aggregate for any period up to the first anniversary of the Amendment No. 3 Effective Date, (y) $25,000,000 in the aggregate for any period following the first anniversary of the Amendment No. 3 Effective Date and up to the second anniversary of the Amendment No. 3 Effective Date and (z) $0 for any period following the second anniversary of the Amendment No. 3 Effective Date and minus (b) (i) non-recurring or extraordinary gains from the disposition of assets recognized by such Person(s) in such period and (ii) non-cash items increasing such Consolidated Net Income for such period (other than accrual of income in the ordinary course of business) and (iii) interest income for such period. Notwithstanding the foregoing, Consolidated EBITDAR for the fiscal quarters ending June 30, 2016, September 30 2016, December 31, 2016, March 31, 2017, June 30, 2017, September 30, 2017, December 31, 2017 and March 31, 2018 respectively, shall be as set forth on Schedule 1.01(e).

(b) The definition of Consolidated Fixed Charges in Exhibit A of the Master Lease is hereby deleted in its entirety and the following is inserted in lieu thereof:

“Consolidated Fixed Charges” means, with reference to any period, the sum of (a) the aggregate amount of scheduled and mandatory amortization of Funded Indebtedness (but without duplication) during such period, but excluding amounts paid in connection with any mandatory excess cash flow provisions plus (b) Consolidated Interest Expense paid for such period, plus (c) the aggregate amount of federal, state, local and foreign income taxes paid for such period, plus (d) Rent Expense for such period, plus (e) any obligations paid in respect of Earn-Out Obligations, all calculated for such period for the Guarantor and its Consolidated Subsidiaries, plus (f) Restricted Payments paid in cash and any payments in cash on account of Funded Indebtedness that has been contractually subordinated in right of payment to the obligations under this Lease if such payment is not permitted at such time under the terms of subordination. With respect to any Restricted Payments described in clause (f), if any portion of a cash payment was not a Restricted Payment (i.e., a portion of the payment could have been made notwithstanding the restriction) and some portion of the cash payment was a Restricted Payment, the amount added shall be only that portion that is in fact a

Restricted Payment. Notwithstanding the foregoing, Consolidated Fixed Charges for the fiscal quarters ending June 30, 2016, September 30 2016, December 31, 2016, March 31, 2017, June 30, 2017, September 30, 2017, December 31, 2017 and March 31, 2018 respectively, shall be as set forth on Schedule 1.01(e).

(c) The following definitions shall be inserted in Exhibit A of the Master Lease in alphabetical order:

“Amendment No. 3 Effective Date” means the date that the ETMC Acquisition is consummated.

“ETMC Acquisition” means the acquisition, directly or indirectly, by Ardent Legacy Holdings, LLC of hospital assets and operations and the equity interests of certain subsidiaries of East Texas Medical Center Regional Healthcare System and East Texas Medical Center Regional Health Services, Inc.

“Specified Acquisitions” means, collectively, the Topeka Acquisition and the ETMC Acquisition.

“Topeka Acquisition” means the acquisition by Topeka Health System, LLC of substantially all of the assets used in the operation of (i) St. Francis Health Center, Inc., (ii) St. Francis Physician Clinics, (iii) St. Francis Accountable Health Network, Inc., and (iv) an operating division of Med-Care of Kansas, Inc., doing business as Integrated Nuclear Enterprises.

(d) Schedule 1.01(e) to the Master Lease is hereby deleted in its entirety and the Schedule set forth in Annex I hereto in inserted in lieu thereof.

2. Reaffirmation of Obligations.

(a) Notwithstanding the amendments to the Master Lease contained herein, Tenant and Landlord each hereby acknowledges and reaffirms its respective obligations under the Master Lease and all other documents executed by such party in connection therewith.

(b) Notwithstanding the amendments to the Master Lease contained herein, each of the parties comprising Guarantor hereby acknowledges and reaffirms its respective obligations under the Guaranty and all documents executed by such Guarantor in connection therewith, and further agrees that any reference made in the Guaranty to the Master Lease or any terms or conditions contained therein shall mean such Master Lease or such terms or conditions as modified by this Amendment.

3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction (or waiver) of the following conditions:

(a) this Amendment shall have been duly executed by the Landlord, the Tenant and the Guarantor and delivered to the Landlord; and

(b) no Event of Default shall exist or would result from the Specified Acquisitions on the Amendment No. 3 Effective Date; and

(c) The ETMC Acquisition shall have been consummated in all material respects in accordance with the terms and conditions set forth in the “Execution Version” of the Purchase Agreement, provided to the Landlord and dated as of February 26, 2018, among various East Texas Medical Center entities party thereto as sellers, AHS East Texas Health System, LLC as buyer and Ardent Health Partners, LLC as buyer guarantor, but without giving effect to any amendments, waivers or consents that are materially adverse to the interests of the Landlord in its capacity as such without the consent of the Landlord, such consent not to be unreasonably withheld, delayed or conditioned.

4. Accuracy of Disclosure; Projections.

Tenant hereby makes the following representations and warranties, as of the date hereof, to the Landlord and acknowledges that Landlord is agreeing to this Amendment in reliance upon such representations and warranties. Tenant’s representations and warranties shall survive the execution and effectiveness of this Amendment and the consummation of the ETMC Acquisition:

(i) No report, financial statement, certificate or other written information (other than any projections and information of a general economic or industry-specific nature) furnished by or to the knowledge of any Tenant on behalf of such Tenant to the Landlord in connection with the Specified Acquisitions, the other transactions contemplated hereby and the negotiation of this Amendment or delivered hereunder (as modified or supplemented by other written information so furnished) when furnished and taken as a whole contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading in any material respect.

(ii) Any projected financial information made available by or on behalf of any Tenant has been prepared in good faith based upon assumptions believed to be reasonable at the time such information was provided (it being recognized that (i) such projections are not to be viewed as facts or a guarantee of performance and are subject to significant uncertainties and contingencies many of which are beyond the control of any Tenant and (ii) no assurance can be given that any particular projections will be realized, and that actual results during the period or periods covered by any such projections may differ from the projected results, and such differences may be material).

5. Interpretation. This Amendment shall be construed as a whole and in accordance with its fair meaning. Headings are for convenience only and shall not be used in construing meaning.

6. Further Instruments. Each party will, whenever and as often as it shall be reasonably requested so to do by another party, cause to be executed, acknowledged or delivered any and all such further instruments and documents as may be necessary or proper, in the reasonable opinion of the requesting party, in order to carry out the intent and purpose of this Amendment.

7. Incorporation of Recitals. The Recitals to this Amendment are incorporated herein by reference.

8. Counterparts. This Amendment may be executed and delivered (including by facsimile or Portable Document Format (pdf) transmission) in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document. Any such facsimile documents and signatures shall have the same force and effect as manually-signed originals and shall be binding on the parties hereto.

9. Attorneys’ Fees. Sections 4.2.4.3 and 17.1 of the Master Lease are hereby incorporated by reference.

10. Effect of Amendment. Except as specifically amended pursuant to the terms of this Amendment, the terms and conditions of the Master Lease and the Guaranty shall remain unmodified and in full force and effect. In the event of any inconsistencies between the terms of this Amendment and any terms of the Master Lease and the Guaranty, the terms of this Amendment shall govern and prevail.

11. Entire Agreement. This Amendment contains the entire agreement between the parties relating to the subject matters contained herein. Any oral representations or statements concerning the subject matters herein shall be of no force or effect.

12. Governing Law. Section 17.10 of the Master Lease is hereby incorporated by reference.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

TENANT:

AHS HILLCREST MEDICAL CENTER, LLC, a Delaware limited liability company

By:	/s/ Ashley M. Crabtree
Name:	Ashley M. Crabtree
Title:	Vice President & Treasurer

AHS SOUTHCREST HOSPITAL, LLC, a Delaware limited liability company

By:	/s/ Ashley M. Crabtree
Name:	Ashley M. Crabtree
Title:	Vice President & Treasurer

AHS TULSA HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Ashley M. Crabtree
Name:	Ashley M. Crabtree
Title:	Vice President & Treasurer

RV PROPERTIES, LLC, a Delaware limited liability company

By:	/s/ Ashley M. Crabtree
Name:	Ashley M. Crabtree
Title:	Vice President & Treasurer

AHS OKLAHOMA PHYSICIAN GROUP, LLC, a Delaware limited liability company

By:	/s/ Ashley M. Crabtree
Name:	Ashley M. Crabtree
Title:	Vice President & Treasurer

BAILEY MEDICAL CENTER, LLC, a Delaware limited liability company

By:	/s/ Ashely M. Crabtree
Name:	Ashely M. Crabtree
Title:	Vice President & Treasurer

AHS CLAREMORE REGIONAL HOSPITAL, LLC, a Delaware limited liability company

By:	/s/ Ashely M. Crabtree
Name:	Ashely M. Crabtree
Title:	Vice President & Treasurer

LOVELACE HEALTH SYSTEM, INC., a New Mexico corporation

By:	/s/ Ashely M. Crabtree
Name:	Ashely M. Crabtree
Title:	Vice President & Treasurer

SOUTHWEST MEDICAL ASSOCIATES, LLC, a New Mexico limited liability company

By:	/s/ Ashely M. Crabtree
Name:	Ashely M. Crabtree
Title:	Vice President & Treasurer

BSA HOSPITAL, LLC, a Texas limited liability company

By:	/s/ Ashely M. Crabtree
Name:	Ashely M. Crabtree
Title:	Vice President & Treasurer

GUARANTOR:

ARDENT HEALTH PARTNERS, LLC, a Delaware limited liability company, f/k/a EGI-AM Holding, L.L.C.

By:	/s/ Ashley M. Crabtree
Name:	Ashley M. Crabtree
Title:	Vice President & Treasurer

ARDENT LEGACY HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Ashley M. Crabtree
Name:	Ashley M. Crabtree
Title:	Vice President & Treasurer

ARDENT LEGACY ACQUISITIONS, INC., a Delaware corporation

By:	/s/ Ashley M. Crabtree
Name:	Ashley M. Crabtree
Title:	Vice President & Treasurer

AHS LEGACY OPERATIONS, LLC, a Delaware limited liability company

By:	/s/ Ashley M. Crabtree
Name:	Ashley M. Crabtree
Title:	Vice President & Treasurer

AHP HEALTH PARTNERS, INC., a Delaware corporation

By:	/s/ Ashley M. Crabtree
Name:	Ashley M. Crabtree
Title:	Vice President & Treasurer

LANDLORD:

VTR HILLCREST MC TULSA, LLC, a Delaware limited liability company

By:	/s/ Jason Simmers
Name:	Jason Simmers
Title:	Authorized Signatory

VTR HILLCREST HS TULSA, LLC, a Delaware limited liability company

By:	/s/ Jason Simmers
Name:	Jason Simmers
Title:	Authorized Signatory

VTR BAILEY MC, LLC, a Delaware limited liability company

By:	/s/ Jason Simmers
Name:	Jason Simmers
Title:	Authorized Signatory

VTR HEART HOSPITAL, LLC, a Delaware limited liability company

By:	/s/ Jason Simmers
Name:	Jason Simmers
Title:	Authorized Signatory

VTR LOVELACE WH, LLC, a Delaware limited liability company

By:	/s/ Jason Simmers
Name:	Jason Simmers
Title:	Authorized Signatory

VTR LOVELACE WESTSIDE, LLC, a Delaware limited liability company

By:	/s/ Jason Simmers
Name:	Jason Simmers
Title:	Authorized Signatory

VTR HILLCREST CLAREMORE, LLC, a Delaware limited liability company

By:	/s/ Jason Simmers
Name:	Jason Simmers
Title:	Authorized Signatory

VTR BAPTIST SA, LLC, a Delaware limited liability company

By:	/s/ Jason Simmers
Name:	Jason Simmers
Title:	Authorized Signatory

VTR LOVELACE ROSWELL, LLC, a Delaware limited liability company

By:	/s/ Jason Simmers
Name:	Jason Simmers
Title:	Authorized Signatory

VTR LOVELACE MC & REHAB, LLC, a Delaware limited liability company

By:	/s/ Jason Simmers
Name:	Jason Simmers
Title:	Authorized Signatory

SCHEDULE 1

LIST OF TENANTS

AHS HILLCREST MEDICAL CENTER, LLC, a Delaware limited liability company

AHS SOUTHCREST HOSPITAL, LLC, a Delaware limited liability company

AHS TULSA HOLDINGS, LLC, a Delaware limited liability company

RV PROPERTIES, LLC, a Delaware limited liability company

AHS OKLAHOMA PHYSICIAN GROUP, LLC, a Delaware limited liability company

BAILEY MEDICAL CENTER, LLC, a Delaware limited liability company

AHS CLAREMORE REGIONAL HOSPITAL, LLC, a Delaware limited liability company

LOVELACE HEALTH SYSTEM, INC., a New Mexico corporation

SOUTHWEST MEDICAL ASSOCIATES, LLC, a New Mexico limited liability company

BSA HOSPITAL, LLC, a Texas limited liability company

Schedule 1.01(e)

Consolidated EBITDAR and Consolidated Fixed Charges

Consolidated EBITDAR for the fiscal quarters ending:

June 30, 2016	$107,964,000
September 30, 2016	$101,255,000
December 31, 2016	$110,888,000
March 31, 2017	$105,990,000
June 30, 2017	$108,817,000
September 30, 2017	$96,484,000
December 31, 2017	$127,879,000
March 31, 2018	Consolidated EBITDAR to be calculated in a manner consistent with the calculation of Consolidated EBITDAR for the preceding periods (including addbacks with respect to “run rate” cost savings, operating expense reductions and synergies)

Consolidated Fixed Charges for the fiscal quarters ending:

June 30, 2016	$71,037,000
September 30, 2016	$66,150,000
December 31, 2016	$72,091,000
March 31, 2017	$76,562,000
June 30, 2017	$78,615,000
September 30, 2017	$77,001,000
December 31, 2017	$79,578,000
March 31, 2018	Consolidated Fixed Charges to be calculated in a manner consistent with the calculation of Consolidated Fixed Charges for the preceding periods